UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  January 28, 2003


                   Aries Ventures Inc. (formerly Casmyn Corp.)
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                0-14136              84-0987840
    ---------------         ------------        ----------------
    (State or other         (Commission         (I.R.S. Employer
    jurisdiction of         File Number)         Identification
    incorporation)                                 Number)


28720 Canwood Street, Suite 207, Agoura Hills, California   91301
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(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code:  (818) 879-6501


                                 Not applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)



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ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         On December 7, 1999, Casmyn Corp., a Colorado corporation, now known as Aries Ventures Inc., a Nevada corporation (the "Debtor" or the "Reorganized Debtor"), filed for protection under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the Central District of California, San Fernando Valley Division (the "Bankruptcy Court"). The Debtor operated as debtor-in-possession during the Chapter 11 case.

         On March 31, 2000, the Bankruptcy Court confirmed the Debtor's Second Amended Chapter 11 Plan of Reorganization (the "Plan") and entered the Order Confirming Debtor's Second Amended Plan of Reorganization. Pursuant to Bankruptcy Court order, the effective date for the Plan was April 11, 2000.

         On January 28, 2003, the Reorganized Debtor filed its Notice of Motion and Motion for Order Granting Final Decree and Closing Chapter 11 Case (the "Motion to Close Case"). Pursuant to the Motion to Close Case, the Reorganized Debtor has requested that the Bankruptcy Court enter an order granting the Debtor a final decree and closing the Chapter 11 case, or, in the alternative, setting a hearing on the Motion to Close Case and granting the Motion to Close Case at the hearing, as well as any other relief that the Bankruptcy Court may deem appropriate. The Motion to Close Case will be heard by the Bankruptcy Court if an interested party files a timely objection and requests a hearing.

         The Motion to Close Case summarizes the Debtor's claimants, their treatment under the Plan, and the status of the Reorganized Debtor's performance under the Plan. As more fully described in the Motion to Close Case, the assets of the Debtor have vested in the Reorganized Debtor pursuant to the Plan, and the Reorganized Debtor has assumed the business and the management of these assets. Creditors, claimants and shareholders of the Debtor have received the payments and distributions required under the Plan, all unsecured claims to which the Reorganized Debtor objected to have been either disallowed or settled and paid, and all legal proceedings have been settled in full. Accordingly, the Reorganized Debtor believes that the Motion to Close Case demonstrates that the Debtor's estate has been fully administered as contemplated in the Plan. The entry of an order by the Bankruptcy Court granting the Motion to Close Case will not have a significant effect on the Reorganized Debtor's assets or operations.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Aries Ventures Inc.
                                              ------------------------
                                                    (Registrant)


                                              /s/ ROBERT N. WEINGARTEN
Date:  January 31, 2003                  By:  ________________________
                                              Robert N. Weingarten
                                              Chief Financial Officer





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